iShares Trust
Supplement dated July 31, 2026
to the currently effective Summary Prospectus, Prospectus,
and Statement of Additional Information (the “SAI”) for the
Funds listed below (each, a “Fund”)

iShares iBonds Dec 2026 Term Muni Bond ETF (IBMO)
iShares iBonds Dec 2027 Term Muni Bond ETF (IBMP)
iShares iBonds Dec 2028 Term Muni Bond ETF (IBMQ)
iShares iBonds Dec 2029 Term Muni Bond ETF (IBMR)
iShares iBonds Dec 2030 Term Muni Bond ETF (IBMS)
iShares iBonds Dec 2031 Term Muni Bond ETF (IBMT)
iShares iBonds Dec 2032 Term Muni Bond ETF (IBMU)
iShares iBonds Dec 2033 Term Muni Bond ETF (IBMV)
iShares iBonds Dec 2034 Term Muni Bond ETF (IBMW)
iShares iBonds Dec 2035 Term Muni Bond ETF (IBMX)

The following changes are effective immediately:

1.	The Annual Fund Operating Expense table in the section of the Summary Prospectus and Prospectus entitled “Fees and Expenses” for each Fund is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1,2

Management Fee	0.10%

Other Expenses	0.00%

Acquired Fund Fees and Expenses	0.00%

Total Annual Fund Operating Expenses	0.10%

Fee Waiver and/or Expense Reimbursement	(0.00)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.10%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude Acquired Fund Fees and Expenses, if any.
[2]	The expense information in the table has been restated to reflect current fees.

2.	The expense example in the Summary Prospectus and Prospectus for each Fund is deleted and replaced with the following example that corresponds to the Fund:

Expense Example	Example Fund Costs

Fund	1 Year	3 Years	5 Years	Maturity

iShares iBonds Dec 2026 Term Muni Bond ETF (IBMO)	-	-	-	$3

iShares iBonds Dec 2027 Term Muni Bond ETF (IBMP)	$10	-	-	$14

iShares iBonds Dec 2028 Term Muni Bond ETF (IBMQ)	$10	-	-	$25

iShares iBonds Dec 2029 Term Muni Bond ETF (IBMR)	$10	$32	-	$36

iShares iBonds Dec 2030 Term Muni Bond ETF (IBMS)	$10	$32	-	$54

iShares iBonds Dec 2031 Term Muni Bond ETF (IBMT)	$10	$32	$56	$61

iShares iBonds Dec 2032 Term Muni Bond ETF (IBMU)[1]	$10	$32	-	-

iShares iBonds Dec 2033 Term Muni Bond ETF (IBMV)[1]	$10	$32	-	-

iShares iBonds Dec 2034 Term Muni Bond ETF (IBMW)[1]	$10	$32	-	-

iShares iBonds Dec 2035 Term Muni Bond ETF (IBMX)[1]	$10	$32	-	-

[1]	The Fund is a new fund with less than six months operating history and therefore only displays 1‑ and 3‑year example fund costs.

3.	The following footnote is added to each Fund’s management fee in the table under “Management of the Funds - Fees and Expenses” of the Prospectus:
Effective July 31, 2026, the management fee is 0.10%.

4.	The “Annual Rate” stated for each Fund in the investment advisory fee table included in the subsection “Investment Adviser” under the “Investment Advisory, Administrative and Distribution Services” section of the SAI is deleted and replaced with 0.10%.
If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑TMUNIS‑0726

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE